UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 19, 2019

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
 (Address of principal executive offices, including zip code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 19, 2019, Essex Property Trust, Inc. (the “Company”) and Essex Portfolio, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the public offering by the Operating Partnership of $150 million aggregate principal amount of the Operating Partnership’s 4.000% Senior Notes due 2029 (the “Notes”). The Notes are being offered as additional notes under an indenture pursuant to which the Operating Partnership previously issued $350 million aggregate principal amount of 4.000% Senior Notes due 2029 on February 11, 2019 (the “Initial Notes”). The Notes will have substantially identical terms as the Initial Notes, will be treated as a single series with the Initial Notes and will have the same CUSIP number as the Initial Notes. The Notes will be fully and unconditionally guaranteed by the Company. The press release announcing the pricing of the Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Operating Partnership intends to use the net proceeds of the Notes offering to repay indebtedness under its unsecured line of credit facilities and for other general corporate and working capital purposes.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated March 19, 2019, among Essex Portfolio, L.P., Essex Property Trust, Inc., and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the Underwriters.

99.1	Press release issued by Essex Property Trust, Inc. on March 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2019	ESSEX PROPERTY TRUST, INC.

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel & Secretary

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.
	Its:	General Partner

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel & Secretary